Exhibit 99.1

Unaudited Consolidated Financial Statements

San Jose, California, August 14, 2015 - On July 17, 2015, eBay Inc. ("eBay" or the "company") completed the previously announced distribution of 100% of the outstanding common stock of PayPal Holdings, Inc. ("PayPal") to eBay’s shareholders (the "Distribution"). Beginning in the third quarter of 2015, PayPal’s historical financial results for periods prior to the Distribution will be reflected in eBay’s consolidated financial statements, retrospectively, as discontinued operations.

During the second quarter of 2015, eBay's Board of Directors approved a plan to sell (the "Sale") the businesses underlying its Enterprise segment ("Enterprise"). As a result, the Enterprise financial results were reflected in eBay’s consolidated financial statements as discontinued operations, retrospectively, beginning in the second quarter of 2015.

The unaudited consolidated financial statements included in this Exhibit 99.1 are derived from eBay’s consolidated financial statements for the six consecutive fiscal quarters ended June 30, 2015, adjusted to reflect the Distribution and Sale of Enterprise, which we believe will assist investors in evaluating eBay's financial performance. These unaudited consolidated financial statements have been further adjusted to reflect certain financial measures that have not been prepared in accordance with generally accepted accounting principles (“GAAP”), which we also believe will assist investors in evaluating eBay’s financial performance.

The following unaudited consolidated financial statements and the accompanying notes should be read in conjunction with (i) the audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Annual Report on Form 10-K for the year ended December 31, 2014 and (ii) the unaudited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2015, March 31, 2015, September 30, 2014, June 30, 2014, and March 31, 2014.

Three month period ending June 30, 2015:

Previously Reported column. The information in the "Previously Reported" column in the following unaudited consolidated balance sheet, unaudited consolidated statement of income and unaudited condensed consolidated statement of cash flows is derived from eBay’s unaudited consolidated financial statements as reported for the period and

(A) reflects Enterprise (but not PayPal) as discontinued operations and
(B) does not reflect any adjustments related to the Distribution and related events.

In the unaudited consolidated financial statements appearing in eBay's Quarterly Report on Form 10-Q for the three months ended June 30, 2015, the financial results of Enterprise were reflected in eBay's unaudited consolidated balance sheet as assets held for sale, in the unaudited consolidated statement of income as loss from discontinued operations, net of income taxes, and in the unaudited condensed consolidated statement of cash flows as net cash used in/provided by discontinued operations.

Discontinued Operations column. The information in the "Discontinued Operations" column in the following unaudited consolidated statement of income and unaudited condensed consolidated statement of cash flows was derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim period ending June 30, 2015 and reflects the results of the PayPal businesses, adjusted to include certain costs directly attributable to PayPal and to exclude corporate overhead costs that were previously allocated to PayPal for the period. The information in the "Discontinued Operations" column in the following unaudited consolidated balance sheet was derived from eBay's unaudited consolidated financial statements and the related accounting records as of June 30, 2015, adjusted to include certain assets and liabilities that were transferred to PayPal at the time of the Distribution pursuant to the separation and distribution agreement.

Non-GAAP Adjustments column. To supplement the following unaudited consolidated financial statements, the information in the following unaudited consolidated statement of income has been further adjusted to reflect certain non-GAAP measures that should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. These non-GAAP financial measures are presented on a continuing operations basis.

These non-GAAP financial measures have not been prepared in accordance with, and are not an alternative to, financial measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP. These non-GAAP measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures.

These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s financial performance and its prospects for the future. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. In addition, because the company has historically reported certain non-GAAP results to investors, the company believes that the inclusion of non-GAAP measures provides consistency in the company’s financial reporting.

For its internal budgeting process, the company's management uses financial measures that do not include stock-based compensation expense, employer payroll taxes on stock-based compensation, amortization or impairment of acquired intangible assets, impairment of goodwill, significant gains or losses from the disposal/acquisition of a business, certain effects of the planned separation of the eBay and PayPal businesses, certain gains and losses on investments, restructuring-related charges and the income taxes associated with the foregoing. In addition to the corresponding GAAP measures, the company's management also uses the foregoing non-GAAP measures in reviewing the financial results of the company.

The information in the "Non-GAAP Adjustments" column in the following unaudited consolidated statement of income was derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim period ending June 30, 2015 and reflects the non-GAAP adjustments described in the notes to the unaudited consolidated statement of income. Those non-GAAP adjustments exclude the following items:

Stock-based compensation expense and related employer payroll taxes. This expense consists of expenses for stock options, restricted stock and employee stock purchases. The company excludes stock-based compensation expense from its non-GAAP measures primarily because they are non-cash expenses that management does not believe are reflective of ongoing operating results. The related employer payroll taxes are dependent on the company's stock price and the timing and size of exercises by employees of their stock options and the vesting of their restricted stock, over which management has limited to no control, and as such management does not believe it correlates to the company's operation of the business.

Amortization or impairment of acquired intangible assets, impairment of goodwill, significant gains or losses and transaction expenses from the acquisition or disposal of a business and certain gains or losses on investments. The company incurs amortization or impairment of acquired intangible assets and goodwill in connection with acquisitions and may incur significant gains or losses from the acquisition or disposal of a business and therefore excludes these amounts from its non-GAAP measures. The company also excludes certain gains and losses on investments. The company excludes the impact of the accretion of a note receivable associated with the disposal of certain businesses. The company excludes these items because management does not believe they correlate to the ongoing operating results of the company's business.
Restructuring. These charges consist of expenses for employee severance and other exit and disposal costs. The company excludes significant restructuring charges primarily because management does not believe they are reflective of ongoing operating results.
Other certain significant gains, losses, or charges that are not indicative of the Company’s core operating results.  These are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future.  The company excludes these amounts from its results primarily because management does not believe they are indicative of its current or ongoing operating results.
Separation. These are significant expenses that are related to the separation of the eBay and PayPal businesses into separate publicly traded companies. These consist primarily of third-party consulting fees, legal fees, employee retention payments and other expenses incurred to complete the separation.
Tax effect of non-GAAP adjustments. This amount is used to present stock-based compensation and the other amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.

eBay Inc.
Unaudited Consolidated Balance Sheet - Non-GAAP
As of June 30, 2015
(dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$4,971	$(2,562)	$2,409
Short-term investments	5,583	(1,862)	3,721
Accounts receivable, net	662	(81)	581
Loans and interest receivable, net	3,152	(3,152)	—
Funds receivable and customer accounts	11,352	(11,352)	—
Other current assets	1,643	(451)	1,192
Current assets held for sale	1,186	—	1,186
Total current assets	28,549	(19,460)	9,089
Long-term investments	5,881	(2,258)	3,623
Property and equipment, net	2,781	(1,291)	1,490
Goodwill	7,902	(3,359)	4,543
Intangible assets, net	283	(186)	97
Other assets	262	(104)	158
Total assets	$45,658	$(26,658)	$19,000
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$865	$—	$865
Accounts payable	368	(188)	180
Funds payable and amounts due to customers	11,352	(11,352)	—
Accrued expenses and other current liabilities	3,868	(806)	3,062
Deferred revenue	125	—	125
Income taxes payable	101	(26)	75
Current liabilities held for sale	381	—	381
Total current liabilities	17,060	(12,372)	4,688
Deferred and other tax liabilities, net	1,913	(1,396)	517
Long-term debt	6,757	—	6,757
Other liabilities	123	(44)	79
Total liabilities	25,853	(13,812)	12,041
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 1,218 shares outstanding	2	—	2
Additional paid-in capital	14,306	(8,159)	6,147
Treasury stock at cost, 402 shares	(15,054)	—	(15,054)
Retained earnings	19,609	(4,663)	14,946
Accumulated other comprehensive income	942	(24)	918
Total stockholders' equity	19,805	(12,846)	6,959
Total liabilities and stockholders' equity	$45,658	$(26,658)	$19,000

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended June 30, 2015
(dollars and shares in millions except per share data)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$4,379	$(2,269)	$2,110	$—		$2,110
Cost of net revenues	1,348	(914)	434	(16)	(a)(b)	418
Gross profit	3,031	(1,355)	1,676	16		1,692
Operating expenses:
Sales and marketing	836	(248)	588	(23)	(a)	565
Product development	485	(253)	232	(25)	(a)	207
General and administrative	683	(330)	353	(176)	(a)(c)	177
Provision for transaction and loan losses	262	(197)	65	—		65
Amortization of acquired intangible assets	24	(14)	10	(10)	(b)	—
Total operating expenses	2,290	(1,042)	1,248	(234)		1,014
Income from operations	741	(313)	428	250		678
Interest and other, net	126	(2)	124	(160)	(d)	(36)
Income from continuing operations before income taxes	867	(315)	552	90		642
Provision for income taxes	(185)	63	(122)	(3)	(e)	(125)
Income from continuing operations	$682	$(252)	$430	$87		$517
Income (loss) from discontinued operations, net of income taxes	(599)	252	(347)	—		(347)
Net income	$83	$—	$83	$87		$170

Income (loss) per share - basic:
Continuing operations	$0.56		$0.35			$0.42
Discontinued operations	$(0.49)		$(0.28)			$(0.28)
Net income (loss) per share - basic	$0.07		$0.07			$0.14

Income (loss) per share - diluted:
Continuing operations	$0.56		$0.35			$0.42
Discontinued operations	$(0.49)		$(0.28)			$(0.28)
Net income (loss) per share - diluted	$0.07		$0.07			$0.14

Weighted average shares:
Basic	1,217		1,217			1,217
Diluted	1,225		1,225			1,225

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Restructuring, separation and acquisition related
(d) Gains or losses on investments
(e) Tax effect of non-GAAP adjustments

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows - Non-GAAP
Three Months Ended June 30, 2015 (dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal)	eBay

Cash flows from operating activities:
Net income	$83	$—	$83
Loss (income) from discontinued operations	599	(252)	347
Adjustments:
Provision for transaction and loan losses	262	(197)	65
Depreciation and amortization	324	(150)	174
Stock-based compensation	198	(83)	115
Purchases of loans held for sale	(196)	196	—
Proceeds from sale of loans held for sale	200	(200)	—
Gain on sale of investments and loans held for sale	(132)	30	(102)
Deferred income taxes	43	(56)	(13)
Changes in assets and liabilities, net of acquisition effects	(272)	149	(123)
Net cash provided by continuing operating activities	1,109	—	546
Net cash (provided by) discontinued operating activities	(47)	(563)	(610)
Net cash provided by operating activities	1,156	—	1,156
Cash flows from investing activities:
Purchases of property and equipment	(421)	220	(201)
Changes in principal loans receivable, net	(307)	307	—
Proceeds from sale of loans originated for investment	714	(714)	—
Purchases of investments	(3,696)	2,766	(930)
Maturities and sales of investments	2,335	(402)	1,933
Acquisitions, net of cash acquired	(273)	273	—
Other	(2)	—	(2)
Net cash provided by (used in) continuing investing activities	(1,650)	—	800
Net cash used in discontinued investing activities	47	2,450	2,497
Net cash provided by (used in) investing activities	(1,697)	—	(1,697)
Cash flows from financing activities:
Proceeds from issuance of common stock	108	—	108
Repurchases of common stock	—	—	—
Excess tax benefits from stock-based compensation	28	(8)	20
Tax withholdings related to net share settlements of restricted stock awards and units	(129)	—	(129)
Funds receivable and customer accounts, net	(461)	461	—
Funds payable and amounts due to customers, net	461	(461)	—
Net borrowings under commercial paper program	—	—	—
Other	—	—	—
Net cash provided by (used in) continuing financing activities	7	—	(1)
Net cash (provided by) discontinued financing activities	—	(8)	(8)
Net cash provided by financing activities	7	—	7
Effect of exchange rate changes on cash and cash equivalents	48		48
Net (decrease) in cash and cash equivalents	(486)		(486)
Cash and cash equivalents at beginning of period	5,473		5,473
Cash and cash equivalents at end of period	$4,987		$4,987
Less: Cash and cash equivalents of held for sale	$16		$(16)
Less: Cash and cash equivalents of discontinued operations	$—		$(2,562)
Cash and cash equivalents of continuing operations at end of period	$4,971		$2,409

Three month periods ending March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014:

Previously Reported column. The information in the "Previously Reported" column in the following unaudited consolidated balance sheets, unaudited consolidated statements of income and unaudited condensed consolidated statements of cash flows is derived from eBay’s consolidated financial statements for the periods presented, as eBay's consolidated financial statements were originally reported in the quarterly reports filed for those three month periods and

(A) does not reflect either Enterprise or PayPal as discontinued operations and
(B) does not reflect any adjustments related to the Distribution, Sale and related events.

Discontinued Operations column. The information in the "Discontinued Operations" column in the following unaudited consolidated statements of income and unaudited condensed consolidated statements of cash flows was derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim periods ending March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014 and reflects the results of the PayPal and Enterprise businesses, adjusted to include certain costs directly attributable to PayPal and Enterprise and to exclude corporate overhead costs that were previously allocated to PayPal and Enterprise for each period. The information in the "Discontinued Operations" column in the following unaudited consolidated balance sheets was derived from eBay's unaudited (or, in the case of information as of December 31, 2014, audited) consolidated financial statements and the related accounting records as of March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, adjusted to include certain assets and liabilities that were transferred to PayPal at the time of the Distribution pursuant to the separation and distribution agreement and assets and liabilities that are expected to be sold pursuant to the Sale.

Non-GAAP Adjustments column. To supplement the following unaudited consolidated financial statements, the information in the following unaudited consolidated statements of income has been further adjusted to reflect certain non-GAAP measures that should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures. For additional information, including information concerning certain limitations inherent in non-GAAP financial measures, see “Three month period ending June 30, 2015” section, above.

The information in the "Non-GAAP Adjustments" column in the following unaudited consolidated statements of income was derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim periods ending March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014 and reflects the Non-GAAP adjustments described in the notes to the unaudited consolidated statements of income. Those non-GAAP adjustments exclude the following items:

Stock-based compensation expense and related employer payroll taxes. This expense consists of expenses for stock options, restricted stock and employee stock purchases. The company excludes stock-based compensation expense from its non-GAAP measures primarily because they are non-cash expenses that management does not believe are reflective of ongoing operating results. The related employer payroll taxes are dependent on the company's stock price and the timing and size of exercises by employees of their stock options and the vesting of their restricted stock, over which management has limited to no control, and as such management does not believe it correlates to the company's operation of the business.
Amortization or impairment of acquired intangible assets, impairment of goodwill, significant gains or losses and transaction expenses from the acquisition or disposal of a business and certain gains or losses on investments. The company incurs amortization or impairment of acquired intangible assets and goodwill in connection with acquisitions and may incur significant gains or losses from the acquisition or disposal of a business and therefore excludes these amounts from its non-GAAP measures. The company also excludes certain gains and losses on investments. The company excludes the impact of the accretion of a note receivable associated with the disposal of certain businesses. The company excludes these items because management does not believe they correlate to the ongoing operating results of the company's business.
Restructuring. These charges consist of expenses for employee severance and other exit and disposal costs. The company excludes significant restructuring charges primarily because management does not believe they are reflective of ongoing operating results.
Other certain significant gains, losses, or charges that are not indicative of the Company’s core operating results.  These are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future.  The company excludes these amounts from its results primarily because management does not believe they are indicative of its current or ongoing operating results.
Separation. These are significant expenses that are related to the separation of the eBay and PayPal businesses into separate publicly traded companies. These consist primarily of third-party consulting fees, legal fees, employee retention payments and other expenses incurred to complete the separation.
Tax effect of non-GAAP adjustments. This amount is used to present stock-based compensation and the other amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.

eBay Inc.
Unaudited Consolidated Balance Sheet - Non-GAAP
As of March 31, 2015
(dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$5,473	$(2,367)	$3,106
Short-term investments	4,206	(24)	4,182
Accounts receivable, net	703	(168)	535
Loans and interest receivable, net	3,578	(3,578)	—
Funds receivable and customer accounts	10,891	(10,891)	—
Other current assets	1,663	(536)	1,127
Total current assets	26,514	(17,564)	8,950
Long-term investments	5,647	(39)	5,608
Property and equipment, net	2,947	(1,484)	1,463
Goodwill	8,965	(4,421)	4,544
Intangible assets, net	481	(368)	113
Other assets	287	(38)	249
Total assets	$44,841	$(23,914)	$20,927
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$868	$—	$868
Accounts payable	393	(240)	153
Funds payable and amounts due to customers	10,891	(10,891)	—
Accrued expenses and other current liabilities	5,145	(1,693)	3,452
Deferred revenue	190	(81)	109
Income taxes payable	124	(46)	78
Total current liabilities	17,611	(12,951)	4,660
Deferred and other tax liabilities, net	768	(255)	513
Long-term debt	6,795	—	6,795
Other liabilities	129	(41)	88
Total liabilities	25,303	(13,247)	12,056
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 1,210 shares outstanding	2	—	2
Additional paid-in capital	14,084	(6,057)	8,027
Treasury stock at cost, 402 shares	(15,054)	—	(15,054)
Retained earnings	19,526	(4,468)	15,058
Accumulated other comprehensive income	980	(142)	838
Total stockholders' equity	19,538	(10,667)	8,871
Total liabilities and stockholders' equity	$44,841	$(23,914)	$20,927

eBay Inc.
Unaudited Consolidated Balance Sheet - Non-GAAP
As of December 31, 2014
(dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$6,328	$(2,223)	$4,105
Short-term investments	3,770	(40)	3,730
Accounts receivable, net	797	(197)	600
Loans and interest receivable, net	3,600	(3,600)	—
Funds receivable and customer accounts	10,545	(10,545)	—
Other current assets	1,491	(443)	1,048
Total current assets	26,531	(17,048)	9,483
Long-term investments	5,777	(41)	5,736
Property and equipment, net	2,902	(1,416)	1,486
Goodwill	9,094	(4,423)	4,671
Intangible assets, net	564	(431)	133
Other assets	264	(57)	207
Total assets	$45,132	$(23,416)	$21,716
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$850	$—	$850
Accounts payable	401	(294)	107
Funds payable and amounts due to customers	10,545	(10,545)	—
Accrued expenses and other current liabilities	5,393	(1,563)	3,830
Deferred revenue	188	(80)	108
Income taxes payable	154	(29)	125
Total current liabilities	17,531	(12,511)	5,020
Deferred and other tax liabilities, net	792	(270)	522
Long-term debt	6,777	—	6,777
Other liabilities	126	(47)	79
Total liabilities	25,226	(12,828)	12,398
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 1,224 shares outstanding	2	—	2
Additional paid-in capital	13,887	(5,963)	7,924
Treasury stock at cost, 384 shares	(14,054)	—	(14,054)
Retained earnings	18,900	(4,515)	14,385
Accumulated other comprehensive income	1,171	(110)	1,061
Total stockholders' equity	19,906	(10,588)	9,318
Total liabilities and stockholders' equity	$45,132	$(23,416)	$21,716

eBay Inc.
Unaudited Consolidated Balance Sheet - Non-GAAP
As of September 30, 2014
(dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$4,790	$(2,283)	$2,507
Short-term investments	5,601	(56)	5,545
Accounts receivable, net	755	(162)	593
Loans and interest receivable, net	3,162	(3,162)	—
Funds receivable and customer accounts	9,962	(9,962)	—
Other current assets	1,384	(482)	902
Total current assets	25,654	(16,107)	9,547
Long-term investments	5,875	(231)	5,644
Property and equipment, net	2,825	(1,390)	1,435
Goodwill	9,220	(4,429)	4,791
Intangible assets, net	642	(489)	153
Other assets	260	(51)	209
Total assets	$44,476	$(22,697)	$21,779
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$250	$—	$250
Accounts payable	339	(218)	121
Funds payable and amounts due to customers	9,962	(9,962)	—
Accrued expenses and other current liabilities	5,617	(1,700)	3,917
Deferred revenue	185	(69)	116
Income taxes payable	138	(34)	104
Total current liabilities	16,491	(11,983)	4,508
Deferred and other tax liabilities, net	709	(298)	411
Long-term debt	7,346	—	7,346
Other liabilities	120	(45)	75
Total liabilities	24,666	(12,326)	12,340
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 1,242 shares outstanding	2	—	2
Additional paid-in capital	13,580	(5,904)	7,676
Treasury stock at cost, 362 shares	(12,872)	—	(12,872)
Retained earnings	17,877	(4,397)	13,480
Accumulated other comprehensive income	1,223	(70)	1,153
Total stockholders' equity	19,810	(10,371)	9,439
Total liabilities and stockholders' equity	$44,476	$(22,697)	$21,779

eBay Inc.
Unaudited Consolidated Balance Sheet - Non-GAAP
As of June 30, 2014
(dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$3,834	$(2,128)	$1,706
Short-term investments	3,535	(27)	3,508
Accounts receivable, net	765	(161)	604
Loans and interest receivable, net	2,939	(2,939)	—
Funds receivable and customer accounts	10,037	(10,037)	—
Other current assets	1,268	(378)	890
Total current assets	22,378	(15,670)	6,708
Long-term investments	6,217	(170)	6,047
Property and equipment, net	2,685	(1,296)	1,389
Goodwill	9,367	(4,431)	4,936
Intangible assets, net	714	(553)	161
Other assets	279	(51)	228
Total assets	$41,640	$(22,171)	$19,469
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,203	$(1)	$1,202
Accounts payable	312	(202)	110
Funds payable and amounts due to customers	10,037	(10,037)	—
Accrued expenses and other current liabilities	5,693	(1,664)	4,029
Deferred revenue	183	(66)	117
Income taxes payable	110	(2)	108
Total current liabilities	17,538	(11,972)	5,566
Deferred and other tax liabilities, net	774	(346)	428
Long-term debt	4,118	(11)	4,107
Other liabilities	240	(163)	77
Total liabilities	22,670	(12,492)	10,178
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 1,241 shares outstanding	2	—	2
Additional paid-in capital	13,397	(5,825)	7,572
Treasury stock at cost, 362 shares	(12,864)	—	(12,864)
Retained earnings	17,204	(3,904)	13,300
Accumulated other comprehensive income	1,231	50	1,281
Total stockholders' equity	18,970	(9,679)	9,291
Total liabilities and stockholders' equity	$41,640	$(22,171)	$19,469

eBay Inc.
Unaudited Consolidated Balance Sheet - Non-GAAP
As of March 31, 2014
(dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$4,415	$(2,237)	$2,178
Short-term investments	3,429	(36)	3,393
Accounts receivable, net	810	(166)	644
Loans and interest receivable, net	2,744	(2,744)	—
Funds receivable and customer accounts	9,648	(9,648)	—
Other current assets	1,313	(340)	973
Total current assets	22,359	(15,171)	7,188
Long-term investments	5,211	(173)	5,038
Property and equipment, net	2,686	(1,296)	1,390
Goodwill	9,257	(4,431)	4,826
Intangible assets, net	805	(616)	189
Other assets	227	(43)	184
Total assets	$40,545	$(21,730)	$18,815
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$4	$(2)	$2
Accounts payable	277	(165)	112
Funds payable and amounts due to customers	9,648	(9,648)	—
Accrued expenses and other current liabilities	5,523	(1,626)	3,897
Deferred revenue	169	(60)	109
Income taxes payable	120	(5)	115
Total current liabilities	15,741	(11,506)	4,235
Deferred and other tax liabilities, net	828	(360)	468
Long-term debt	4,124	(11)	4,113
Other liabilities	243	(170)	73
Total liabilities	20,936	(12,047)	8,889
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; 3,580 shares authorized; 1,267 shares outstanding	2	—	2
Additional paid-in capital	13,202	(5,729)	7,473
Treasury stock at cost, 329 shares	(11,207)	—	(11,207)
Retained earnings	16,528	(4,012)	12,516
Accumulated other comprehensive income	1,084	58	1,142
Total stockholders' equity	19,609	(9,683)	9,926
Total liabilities and stockholders' equity	$40,545	$(21,730)	$18,815

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2015
(dollars and shares in millions except per share data)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$4,448	$(2,387)	$2,061	$—		$2,061
Cost of net revenues	1,450	(1,039)	411	(14)	(a)(b)	397
Gross profit	2,998	(1,348)	1,650	14		1,664
Operating expenses:
Sales and marketing	794	(275)	519	(24)	(a)	495
Product development	485	(264)	221	(29)	(a)	192
General and administrative	665	(363)	302	(128)	(a)(c)	174
Provision for transaction and loan losses	264	(195)	69	—		69
Amortization of acquired intangible assets	58	(48)	10	(10)	(b)	—
Total operating expenses	2,266	(1,145)	1,121	(191)		930
Income from operations	732	(203)	529	205		734
Interest and other, net	8	2	10	(10)	(d)	—
Income before income taxes	740	(201)	539	195		734
Provision for income taxes	(114)	24	(90)	(58)	(e)	(148)
Net income	$626	$(177)	$449	$137		$586
Net income per share:
Basic	$0.51		$0.37			$0.48
Diluted	$0.51		$0.37			$0.48
Weighted average shares:
Basic	1,216		1,216			1,216
Diluted	1,229		1,229			1,229

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Restructuring and separation related
(d) Other significant gains, losses or charges
(e) Tax effect of non-GAAP adjustments

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended December 31, 2014
(dollars and shares in millions except per share data)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$4,921	$(2,598)	$2,323	$—		$2,323
Cost of net revenues	1,600	(1,158)	442	(15)	(a)(b)	427
Gross profit	3,321	(1,440)	1,881	15		1,896
Operating expenses:
Sales and marketing	945	(318)	627	(23)	(a)	604
Product development	509	(273)	236	(31)	(a)	205
General and administrative	475	(264)	211	(42)	(a)(c)	169
Provision for transaction and loan losses	273	(207)	66	—		66
Amortization of acquired intangible assets	58	(48)	10	(10)	(b)	—
Total operating expenses	2,260	(1,110)	1,150	(106)		1,044
Income from operations	1,061	(330)	731	121		852
Interest and other, net	(7)	14	7	—		7
Income before income taxes	1,054	(316)	738	121		859
Provision for income taxes	(31)	22	(9)	(165)	(d)(e)	(174)
Net income	$1,023	$(294)	$729	$(44)		$685
Net income per share:
Basic	$0.83		$0.59			$0.56
Diluted	$0.82		$0.59			$0.55
Weighted average shares:
Basic	1,230		1,230			1,230
Diluted	1,241		1,241			1,241

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Separation related
(d) Other significant gains, losses or charges
(e) Tax effect of non-GAAP adjustments

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended September 30, 2014
(dollars and shares in millions except per share data)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$4,353	$(2,203)	$2,150	$—		$2,150
Cost of net revenues	1,389	(976)	413	(17)	(a)(b)	396
Gross profit	2,964	(1,227)	1,737	17		1,754
Operating expenses:
Sales and marketing	923	(299)	624	(24)	(a)	600
Product development	511	(265)	246	(30)	(a)	216
General and administrative	442	(239)	203	(28)	(a)	175
Provision for transaction and loan losses	249	(191)	58	—		58
Amortization of acquired intangible assets	58	(48)	10	(10)	(b)	—
Total operating expenses	2,183	(1,042)	1,141	(92)		1,049
Income from operations	781	(185)	596	109		705
Interest and other, net	20	(3)	17	—		17
Income before income taxes	801	(188)	613	109		722
Provision for income taxes	(128)	24	(104)	(39)	(c)	(143)
Net income	$673	$(164)	$509	$70		$579
Net income per share:
Basic	$0.54		$0.41			$0.47
Diluted	$0.54		$0.41			$0.46
Weighted average shares:
Basic	1,242		1,242			1,242
Diluted	1,251		1,251			1,251

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Tax effect of non-GAAP adjustments

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended June 30, 2014
(dollars and shares in millions except per share data)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$4,366	$(2,198)	$2,168	$—		$2,168
Cost of net revenues	1,392	(981)	411	(17)	(a)(b)	394
Gross profit	2,974	(1,217)	1,757	17		1,774
Operating expenses:
Sales and marketing	914	(285)	629	(24)	(a)	605
Product development	500	(249)	251	(32)	(a)	219
General and administrative	461	(228)	233	(32)	(a)	201
Provision for transaction and loan losses	232	(157)	75	—		75
Amortization of acquired intangible assets	73	(47)	26	(26)	(b)	—
Total operating expenses	2,180	(966)	1,214	(114)		1,100
Income from operations	794	(251)	543	131		674
Interest and other, net	9	5	14	—		14
Income before income taxes	803	(246)	557	131		688
Provision for income taxes	(127)	28	(99)	(39)	(c)	(138)
Net income	$676	$(218)	$458	$92		$550
Net income per share:
Basic	$0.54		$0.36			$0.44
Diluted	$0.53		$0.36			$0.43
Weighted average shares:
Basic	1,258		1,258			1,258
Diluted	1,267		1,267			1,267

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Tax effect of non-GAAP adjustments

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2014
(dollars and shares in millions except per share data)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$4,262	$(2,113)	$2,149	$—		$2,149
Cost of net revenues	1,351	(954)	397	(16)	(a)(b)	381
Gross profit	2,911	(1,159)	1,752	16		1,768
Operating expenses:
Sales and marketing	805	(243)	562	(23)	(a)	539
Product development	480	(230)	250	(28)	(a)	222
General and administrative	465	(223)	242	(32)	(a)	210
Provision for transaction and loan losses	204	(141)	63	—		63
Amortization of acquired intangible assets	79	(50)	29	(29)	(b)	—
Total operating expenses	2,033	(887)	1,146	(112)		1,034
Income from operations	878	(272)	606	128		734
Interest and other, net	(5)	6	1	—		1
Income before income taxes	873	(266)	607	128		735
Provision for income taxes	(3,199)	31	(3,168)	3,005	(c)(d)	(163)
Net income (loss)	$(2,326)	$(235)	$(2,561)	$3,133		$572
Net income (loss) per share:
Basic	$(1.82)		$(2.01)			$0.45
Diluted	$(1.82)		$(2.01)			$0.44
Weighted average shares:
Basic	1,276		1,276			1,276
Diluted	1,276		1,276			1,292

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Other significant gains, losses or charges
(d) Tax effect of non-GAAP adjustments

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows - Non-GAAP
Three Months Ended March 31, 2015 (dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

Cash flows from operating activities:
Net income	$626	$—	$626
Income from discontinued operations	—	(177)	(177)
Adjustments:
Provision for transaction and loan losses	264	(195)	69
Depreciation and amortization	381	(221)	160
Stock-based compensation	185	(92)	93
Deferred income taxes	(87)	(29)	(116)
Changes in assets and liabilities, net of acquisition effects	(218)	64	(154)
Net cash provided by continuing operating activities	—	—	501
Net cash provided by discontinued operating activities	—	(650)	(650)
Net cash provided by operating activities	1,151	—	1,151
Cash flows from investing activities:
Purchases of property and equipment	(322)	226	(96)
Changes in principal loans receivable, net	(12)	12	—
Purchases of investments	(2,423)	3	(2,420)
Maturities and sales of investments	2,034	(15)	2,019
Other	(1)	—	(1)
Net cash used in continuing investing activities	—	—	(498)
Net cash used in discontinued investing activities	—	226	226
Net cash used in investing activities	(724)	—	(724)
Cash flows from financing activities:
Proceeds from issuance of common stock	38	—	38
Repurchases of common stock	(1,000)	—	(1,000)
Excess tax benefits from stock-based compensation	28	(8)	20
Tax withholdings related to net share settlements of restricted stock awards and units	(51)	—	(51)
Funds receivable and customer accounts, net	(346)	346	—
Funds payable and amounts due to customers, net	346	(346)	—
Net borrowings under commercial paper program	—	—	—
Other	—	—	—
Net cash used in continuing financing activities	—	—	(993)
Net cash provided by discontinued financing activities	—	(8)	(8)
Net cash used in financing activities	(985)	—	(985)
Effect of exchange rate changes on cash and cash equivalents	(297)		(297)
Net decrease in cash and cash equivalents	(855)		(855)
Cash and cash equivalents at beginning of period	6,328		6,328
Cash and cash equivalents at end of period	$5,473		$5,473
Less: Cash and cash equivalents of held for sale	$—		$(15)
Less: Cash and cash equivalents of discontinued operations	$—		$(2,352)
Cash and cash equivalents of continuing operations at end of period	$—		$3,106

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows - Non-GAAP
Three Months Ended December 31, 2014 (dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

Cash flows from operating activities:
Net income	$1,023	$—	$1,023
Income from discontinued operations	—	(294)	(294)
Adjustments:
Provision for transaction and loan losses	273	(207)	66
Depreciation and amortization	370	(206)	164
Stock-based compensation	187	(94)	93
Deferred income taxes	(188)	(47)	(235)
Changes in assets and liabilities, net of acquisition effects	(24)	45	21
Net cash provided by continuing operating activities	—	—	838
Net cash provided by discontinued operating activities	—	(803)	(803)
Net cash provided by operating activities	1,641	—	1,641
Cash flows from investing activities:
Purchases of property and equipment	(369)	169	(200)
Changes in principal loans receivable, net	(527)	527	—
Purchases of investments	(1,955)	11	(1,944)
Maturities and sales of investments	3,930	(20)	3,910
Other	(7)	1	(6)
Net cash provided by continuing investing activities	—	—	1,760
Net cash used in discontinued investing activities	—	688	688
Net cash provided by investing activities	1,072	—	1,072
Cash flows from financing activities:
Proceeds from issuance of common stock	122	—	122
Repurchases of common stock	(1,182)	—	(1,182)
Excess tax benefits from stock-based compensation	25	(6)	19
Tax withholdings related to net share settlements of restricted stock awards and units	(28)	—	(28)
Funds receivable and customer accounts, net	(583)	583	—
Funds payable and amounts due to customers, net	583	(583)	—
Other	(2)	—	(2)
Net cash used in continuing financing activities	—	—	(1,071)
Net cash provided by discontinued financing activities	—	(6)	(6)
Net cash used in financing activities	(1,065)	—	(1,065)
Effect of exchange rate changes on cash and cash equivalents	(110)		(110)
Net increase in cash and cash equivalents	1,538		1,538
Cash and cash equivalents at beginning of period	4,790		4,790
Cash and cash equivalents at end of period	$6,328		$6,328
Less: Cash and cash equivalents of held for sale	$—		$(29)
Less: Cash and cash equivalents of discontinued operations	$—		$(2,194)
Cash and cash equivalents of continuing operations at end of period	$—		$4,105

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows - Non-GAAP
Three Months Ended September 30, 2014 (dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

Cash flows from operating activities:
Net income	$673	$—	$673
Income from discontinued operations	—	(164)	(164)
Adjustments:
Provision for transaction and loan losses	249	(191)	58
Depreciation and amortization	365	(201)	164
Stock-based compensation	173	(87)	86
Deferred income taxes	(64)	55	(9)
Changes in assets and liabilities, net of acquisition effects	(28)	15	(13)
Net cash provided by continuing operating activities	—	—	795
Net cash provided by discontinued operating activities	—	(573)	(573)
Net cash provided by operating activities	1,368	—	1,368
Cash flows from investing activities:
Purchases of property and equipment	(427)	231	(196)
Changes in principal loans receivable, net	(261)	261	—
Purchases of investments	(3,238)	44	(3,194)
Maturities and sales of investments	1,330	(8)	1,322
Acquisitions, net of cash acquired	(20)	—	(20)
Net cash used in continuing investing activities	—	—	(2,088)
Net cash used in discontinued investing activities	—	528	528
Net cash used in investing activities	(2,616)	—	(2,616)
Cash flows from financing activities:
Proceeds from issuance of common stock	24	—	24
Repurchases of common stock	(8)	—	(8)
Excess tax benefits from stock-based compensation	4	(2)	2
Tax withholdings related to net share settlements of restricted stock awards and units	(14)	—	(14)
Funds receivable and customer accounts, net	75	(75)	—
Funds payable and amounts due to customers, net	(75)	75	—
Net borrowings under commercial paper program	2,282	—	2,282
Other	(7)	12	5
Net cash provided by continuing financing activities	—	—	2,291
Net cash used in discontinued financing activities	—	10	10
Net cash provided by financing activities	2,281	—	2,281
Effect of exchange rate changes on cash and cash equivalents	(77)		(77)
Net increase in cash and cash equivalents	956		956
Cash and cash equivalents at beginning of period	3,834		3,834
Cash and cash equivalents at end of period	$4,790		$4,790
Less: Cash and cash equivalents of held for sale	$—		$(29)
Less: Cash and cash equivalents of discontinued operations	$—		$(2,254)
Cash and cash equivalents of continuing operations at end of period	$—		$2,507

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows - Non-GAAP
Three Months Ended June 30, 2014 (dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

Cash flows from operating activities:
Net income	$676	$—	$676
Income from discontinued operations	—	(218)	(218)
Adjustments:
Provision for transaction and loan losses	232	(157)	75
Depreciation and amortization	373	(198)	175
Stock-based compensation	166	(79)	87
Deferred income taxes	(48)	(17)	(65)
Changes in assets and liabilities, net of acquisition effects	95	94	189
Net cash provided by continuing operating activities	—	—	919
Net cash provided by discontinued operating activities	—	(575)	(575)
Net cash provided by operating activities	1,494	—	1,494
Cash flows from investing activities:
Purchases of property and equipment	(269)	129	(140)
Changes in principal loans receivable, net	(230)	230	—
Purchases of investments	(2,380)	3	(2,377)
Maturities and sales of investments	1,258	(14)	1,244
Acquisitions, net of cash acquired	(35)	—	(35)
Other	(5)	—	(5)
Net cash used in continuing investing activities	—	—	(1,313)
Net cash used in discontinued investing activities	—	348	348
Net cash used in investing activities	(1,661)	—	(1,661)
Cash flows from financing activities:
Proceeds from issuance of common stock	99	—	99
Repurchases of common stock	(1,657)	—	(1,657)
Excess tax benefits from stock-based compensation	26	(10)	16
Tax withholdings related to net share settlements of restricted stock awards and units	(106)	—	(106)
Funds receivable and customer accounts, net	(389)	389	—
Funds payable and amounts due to customers, net	389	(389)	—
Net borrowings under commercial paper program	1,200	—	1,200
Other	(7)	1	(6)
Net cash used in continuing financing activities	—	—	(454)
Net cash provided by discontinued financing activities	—	(9)	(9)
Net cash used in financing activities	(445)	—	(445)
Effect of exchange rate changes on cash and cash equivalents	31		31
Net decrease in cash and cash equivalents	(581)		(581)
Cash and cash equivalents at beginning of period	4,415		4,415
Cash and cash equivalents at end of period	$3,834		$3,834
Less: Cash and cash equivalents of held for sale	$—		$(37)
Less: Cash and cash equivalents of discontinued operations	$—		$(2,091)
Cash and cash equivalents of continuing operations at end of period	$—		$1,706

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows - Non-GAAP
Three Months Ended March 31, 2014 (dollars in millions)

	Previously Reported eBay Inc.	Discontinued Operations (PayPal and Enterprise)	eBay

Cash flows from operating activities:
Net loss	$(2,326)	$—	$(2,326)
Income from discontinued operations	—	(235)	(235)
Adjustments:
Provision for transaction and loan losses	204	(141)	63
Depreciation and amortization	382	(203)	179
Stock-based compensation	149	(71)	78
Deferred income taxes	3,108	(55)	3,053
Changes in assets and liabilities, net of acquisition effects	(343)	207	(136)
Net cash provided by continuing operating activities	—	—	676
Net cash provided by discontinued operating activities	—	(498)	(498)
Net cash provided by operating activities	1,174	—	1,174
Cash flows from investing activities:
Purchases of property and equipment	(206)	120	(86)
Changes in principal loans receivable, net	(2)	2	—
Purchases of investments	(1,261)	24	(1,237)
Maturities and sales of investments	2,006	(367)	1,639
Acquisitions, net of cash acquired	(4)	4	—
Other	(1)	1	—
Net cash provided by continuing investing activities	—	—	316
Net cash provided by discontinued investing activities	—	(216)	(216)
Net cash provided by investing activities	532	—	532
Cash flows from financing activities:
Proceeds from issuance of common stock	55	—	55
Repurchases of common stock	(1,811)	—	(1,811)
Excess tax benefits from stock-based compensation	60	(22)	38
Tax withholdings related to net share settlements of restricted stock awards and units	(104)	—	(104)
Funds receivable and customer accounts, net	(388)	388	—
Funds payable and amounts due to customers, net	388	(388)	—
Other	7	2	9
Net cash used in continuing financing activities	—	—	(1,813)
Net cash provided by discontinued financing activities	—	(20)	(20)
Net cash used in financing activities	(1,793)	—	(1,793)
Effect of exchange rate changes on cash and cash equivalents	8		8
Net decrease in cash and cash equivalents	(79)		(79)
Cash and cash equivalents at beginning of period	4,494		4,494
Cash and cash equivalents at end of period	$4,415		$4,415
Less: Cash and cash equivalents of held for sale	$—		$(44)
Less: Cash and cash equivalents of discontinued operations	$—		$(2,193)
Cash and cash equivalents of continuing operations at end of period	$—		$2,178